                                                                   EXHIBIT 10.18

                                BIG WEST OIL, LLC
                                  P.O. BOX 678
                            BRIGHAM CITY, UTAH 84302
                                 (435) 734-6400

November 7, 2000


Inland Production Company
ATTN: Mr. Bill Pennington
Suite 700
Denver, CO 80202

Telephone: (303) 893-4412
Fax:       (303) 893-0113

                                        Big West Contract Number: P-250-0101

Dear Mr. Pennington,

This Agreement is made between Inland Production Company, hereinafter referred to as "Inland", and Big West Oil, LLC, hereinafter referred to as "Big West", whereby Inland agrees to sell and deliver and Big West agrees to purchase and receive black wax crude oil under the terms and conditions set forth on Attachments A, B, and C attached hereto and made a part of this Agreement.

Please execute and return one copy of this Agreement if it meets with your approval.

INLAND PRODUCTION COMPANY                   BIG WEST OIL, LLC

By: /s/ Bill I. Pennington                  By: /s/ Rob Garner
    --------------------------------            ---------------------------

Chief Executive Officer                     Manager Crude & LPG Supply
- -----------------------                     --------------------------
Title                                       Title

Date: November 9, 2000                      Date:  November 7, 2000

                                  ATTACHMENT A

                                            Big West Contract Number: P-250-0101


1. Contract Term:

         5 years, with 12 months notice of cancellation. Starting 1 January, 2001. If no notice is given at the end of the initial term, then the contract will revert to a one-year contract with a 12-month notice of cancellation.

         Inland hereby agrees to sell and Big West agrees to purchase certain quantities of crude oil under the control of Inland at the prices and volumes/time periods as defined below and produced from Inland's Greater Monument Butte field located in Duchesne and Uintah Counties, State of Utah including, without limitation, lands situated in Township 5 South, Range 3 West, Townships 4 South, Ranges 3 West through 2 East and Townships 8 and 9 South, Ranges 15 East through 19 East (the "Production") in accordance with the terms and conditions specified below. For the duration of the Contract Term, the obligation of Big West to purchase and Inland to sell shall be considered a covenant running with the land and shall bind and inure to the benefit of Inland, Big West, their successors and assigns. Inland shall require any purchaser or assignee of the lands described above to assume all obligations of Inland under this agreement and Big West shall require any purchaser or assignee of its refinery to assume all obligations of Big West under this agreement.

2. Volume and Time Period:

         Big West will purchase the lesser of the volumes stated below in the time periods A through D or 100% of Inland's Production (except as allowed in paragraph 5 of section 3):

         A. 1,500 barrels per day starting 1 January 2001 through 30 September 2001.

         B. 4,500 barrels per day starting 1 October 2001 through 31 December 2001.

         C. 5,500 barrels per day starting 1 January 2002 through 30 June 2002.

         D. 7,000 barrels per day beyond 1 July 2002 through 1 January 2006.

         With regards to the purchase of crude oil within this contract by Big West in the "A" Time Period Inland will make a best effort within reason to deliver to Big West, Production of the highest API gravity within their Greater Monument Butte field. Big West will assist Inland in accessing which leases would be of the best quality to Big West.

3. Price:

         All volumes purchased in the "A" time period would be priced at the average of the daily settlement prices for the prompt month of the NYMEX Light Sweet Crude Oil Futures Contract for each NYMEX Trading Day for the applicable delivery month less $4.00 per barrel.

                                            Big West Contract Number: P-250-0101

         All volumes purchased in the "B" time period would be priced at the average of the daily settlement prices for the prompt month of the NYMEX Light Sweet Crude Oil Futures Contract for each NYMEX Trading Day for the applicable delivery month less $3.50 per barrel.

         All volumes purchased in the "C" and "D" time periods would be priced at the average of the daily settlement prices for the prompt month of the NYMEX Light Sweet Crude Oil Futures Contract for each NYMEX Trading Day for the applicable delivery month less $3.00 per barrel.

         All volumes are assumed, for pricing purposes, to be delivered on an EDQ basis (Equal Daily Quantities).

         If Inland is able to sell any or all of the Production at a better net price to any third party during the "A" and/or "B" time period, Inland has the right to enter into an agreement to sell the Production and realize a higher net price, so long as said agreements do not carry over into the volumes or time periods "C" or "D".

4. Delivery and Title:

         Title and Risk of loss shall pass from Inland to Big West when the crude oil, at a reasonable temperatures and in saleable condition as described in Attachment C "Measurements and Tests" is delivered into Big West's designated tank trucks at the outlet flange of lease storage facilities. Inland will make reasonable efforts to maintain all roads in the field and provide volumes on a ratable basis. Big West acknowledges the limited storage at the lease and will make reasonable efforts to take Inland's Production in such a manner as will not require Inland to curtail Production.

5. Quality:

         Black wax would be defined as production from the Uinta Basin crude oil field of Utah @ an adjusted 600 Fahrenheit between 300 and 400 API gravity. Any crude oil production that falls out side of these parameters would be negotiated on a different pricing basis. Crude oil would not be blended or aggregated with any other crude types.

6. Payment, Taxes, Royalty:

         Payment is due on the 20th of the month following the month of delivery. Inland shall invoice Big West for the oil delivered as soon as possible after the close of each calendar month during which deliveries are made. Inland may render a provisional invoice with the understanding that a corrected invoice shall be submitted within a reasonable time thereafter. Full payment shall be made on or before due date by electronic transfer to a bank designated by Inland in immediately available federal funds.

                                            Big West Contract Number: P-250-0101

         If payment due date falls on a Saturday or banking holiday other than a Monday, payment will be effected on the preceding business day. If payment falls on a Sunday or a Monday bank holiday, then payment will be effected on the following business day.

         Payment shall be made for 100% of the proceeds from oil delivered. Inland shall be responsible for the payment of all taxes and royalties due on production delivered to Big West.

         Inland further agrees to indemnify Big West and hold Big West harmless from and against any and all losses, costs, damages, and expenses including court costs, attorney's fees and interest incurred by Big West as a result of Inland's breach of any representation, warranty or covenant herein, and to defend and hold harmless Big West, without cost, for, from, and against any and all claims, suits, demands and causes of actions of any nature including the foregoing arising from Inland's sale of the Production as provided herein. Big West agrees to indemnify, defend and hold harmless Inland from and against any and all losses, costs, damages, and expenses including court costs, attorney's fees and interest incurred by Inland as a result of Big West's breach of this Agreement.

7. Invoicing:

         All invoices and correspondence shall be mailed to the following address:

                           Big West Oil, LLC
                           Attn: Crude Oil Accounting
                           PO Box 678
                           Brigham City, Utah  84302

8. Confidentiality:

         Subject to the second paragraph of this section (8), all terms and condition of this contract are confidential and should be only known of between the needed parties of the two respective companies, their legal counsel, accountants, and lenders. Any breach of this confidentiality would be considered by Big West a breach of the entire contract and if found to be injurious to Big West in any financial way, just cause for Big West to seek financial remedies or to cancel this contract in its entirety with 30 days notice or both.

         Big West acknowledges that Inland is a public company and must therefore make certain disclosures, including this agreement. If legal counsel for Inland determines in his sole judgement that disclosure is necessary for SEC (Securities Exchange Commission) reasons or legal requirements, such disclosure will not constitute a breach of confidentiality. If disclosure is for any other reason, the above paragraph would apply.

                                  ATTACHMENT B

                         Big West Oil, LLC # P-250-0101

                 INLAND PRODUCTION COMPANY AND BIG WEST OIL, LLC

     WELL NAME                                 LEGAL DESCRIPTION
- ----------------------                       --------------------
ALLEN FED #34-5                              SEC      5 09S   17E
ALLEN FED 12-5                               SEC      5 09S   17E
ALLEN FED 12-6                               SEC      6 09S   17E
ALLEN FED 21-5                               SEC      5 09S   17E
ALLEN FED 21-6                               SEC      6 09S   17E
ALLEN FED 23-6                               SEC      6 09S   17E
ALLEN FED 32-6                               SEC      6 09S   17E
ALLEN FED 34-6                               SEC      6 09S   17E
ALLEN FED 41-6                               SEC      6 09S   17E
ALLEN FED 43-6                               SEC      6 09S   17E
ALLEN TRUST 2-24                             SEC     24 04S   02W
ALLEN TRUST FED 7-24                         SEC     24 04S   02W
ASHLEY 12-24R                                SEC     24 09S   15E
ASHLEY CP (10-24) 01R                        SEC     24 09S   15E
ASHLEY FED 10-23                             SEC     23 09S   15E
ASHLEY FEDERAL 10-1                          SEC      1 09S   15E
ASHLEY FEDERAL 12-1                          SEC      1 09S   15E
ASHLEY FEDERAL 14-1                          SEC      1 09S   15E
ASHLEY FEDERAL 16-1                          SEC      1 09S   15E
ASHLEY FEDERAL 2-1                           SEC      1 09S   15E
ASHLEY FEDERAL 2-12                          SEC     12 09S   15E
ASHLEY FEDERAL 3-1                           SEC      1 09S   15E
ASHLEY FEDERAL 4-1                           SEC      1 09S   15E
ASHLEY FEDERAL 6-1                           SEC      1 09S   15E
ASHLEY FEDERAL 8-1                           SEC      1 09S   15E
BALCRON FED #12-20Y                          SEC     20 09S   18E
BALCRON FED 11-20Y                           SEC     20 09S   18E
BALCRON FED 11-22Y                           SEC     22 08S   17E
BALCRON FED 12-10Y                           SEC     10 09S   17E
BALCRON FED 12-22Y                           SEC     22 08S   17E
BALCRON FED 14-3Y                            SEC      3 09S   17E
BALCRON FED 21-10Y                           SEC     10 09S   17E
BALCRON FED 22-10Y                           SEC     10 09S   17E
BALCRON FED 22-20Y                           SEC     20 09S   18E
BALCRON FED 22-22Y                           SEC     22 08S   17E
BALCRON FED 24-3Y                            SEC      3 09S   17E
BALCRON FED 31-19Y                           SEC     19 09S   18E
BALCRON FED 31-5Y                            SEC      5 09S   18E

BALCRON FED 41-19Y                           SEC     19 09S   18E
BALCRON FED 44-14Y                           SEC     14 09S   17E
BALCRON FED 44-4Y                            SEC      4 09S   17E
BDRY FED 06-20                               SEC     20 08S   17E
BDRY FED 06-21                               SEC     21 08S   17E
BDRY FED 08-21                               SEC     21 08S   17E
BDRY FED 09-20                               SEC     20 08S   17E
BDRY FED 10-21                               SEC     21 08S   17E
BDRY FED 12-21                               SEC     21 08S   17E
BDRY FED 14-21                               SEC     21 08S   17E
BDRY FED 16-21                               SEC     21 08S   17E
BELUGA #14-7-9-17                            SEC      7 09S   17E
BELUGA #8-18                                 SEC     18 09S   17E
BELUGA 10-7-9-17                             SEC      7 09S   17E
BELUGA 15-7-9-17                             SEC      7 09S   17E
BELUGA 3-18-9-17                             SEC     18 09S   17E
BELUGA 9-18-9-17                             SEC     18 09S   17E
BLC FED #21-17                               SEC     17 09S   17E
BLC MON FED #12-17                           SEC     17 09S   17E
BLC MON FED #14-8                            SEC      8 09S   17E
BLC MON FED #32-17                           SEC     17 09S   17E
BLC MON FED #32-19Y                          SEC     19 09S   18E
BLC MON FED #41-17                           SEC     17 09S   17E
BLC MON FED #42-19Y                          SEC     19 09S   18E
BLC MON FED #43-7                            SEC      7 09S   17E
BLC MON FED 11-25                            SEC     25 08S   17E
BLC MON FED 12-7J                            SEC      7 09S   17E
BLC MON FED 13-11                            SEC     11 09S   16E
BLC MON FED 22-25                            SEC     25 08S   17E
BLC MON FED 23-25                            SEC     25 08S   17E
BLC MON FED 24-25                            SEC     25 08S   17E
BLC MON FED 31-1J                            SEC      1 09S   16E
BLC MON FED 31-25                            SEC     25 08S   17E
BLC MON FED 33-11J                           SEC     11 09S   16E
BLC MON FED 33-25                            SEC     25 08S   17E
BLC MON FED 34-25                            SEC     25 08S   17E
BLC MON FED 41-12J                           SEC     12 09S   16E
BLC MON FED 42-12J                           SEC     12 09S   16E
BLC MON STATE 12-2                           SEC      2 09S   17E
BLC MON STATE 21-2-9-17                      SEC      2 09S   17E
BLC MON STATE 24-2                           SEC      2 09S   17E
BOLL WEEVIL 26-13                            SEC     26 08S   16E
BOUNDARY FEDERAL 8-20-8-17                   SEC     20 08S   17E
C & O GOVT #2                                SEC     12 09S   16E
C&O GOVT #1                                  SEC     12 09S   16E
CASTLE DRAW 10-10-9-17                       SEC     10 09S   17E

CASTLE DRAW 11-4-9-17                        SEC      4 09S   17E
CASTLE DRAW 1-2                              SEC      2 09S   17E
CASTLE DRAW 12-4-9-17                        SEC      4 09S   17E
CASTLE DRAW 14-10-9-17                       SEC     10 09S   17E
CASTLE DRAW 15-4-9-17                        SEC      4 09S   17E
CASTLE DRAW 16-10-9-17                       SEC     10 09S   17E
CASTLE DRAW 1-9-9-17                         SEC      9 09S   17E
CASTLE DRAW 5-4                              SEC      4 09S   17E
CASTLE DRAW 6-4-9-17                         SEC      4 09S   17E
CASTLE DRAW 8-4-9-17                         SEC      4 09S   17E
CASTLE DRAW 8-9-9-17                         SEC      9 09S   17E
CASTLE DRAW 9-4-9-17                         SEC      4 09S   17E
CASTLE DRAW 9S-17E-02-16                     SEC      2 09S   17E
CASTLE DRAW 9S-17E-2-15                      SEC      2 09S   17E
CASTLE DRAW 9S-17E-2-9                       SEC      2 09S   17E
CASTLE PEAK FED. 24-10A                      SEC     10 09S   16E
CASTLE PEAK STATE 43-16                      SEC     16 09S   16E
CASTLE PK FED 24-15                          SEC     15 09S   16E
CASTLE PK FED 31-15                          SEC     15 09S   16E
CASTLE PK FED 33-15                          SEC     15 09S   16E
CASTLE PK FED 42-15                          SEC     15 09S   16E
CASTLE PK FED 44-10                          SEC     10 09S   16E
CASTLE PK FED. 22-15                         SEC     15 09S   16E
CHORNEY FED 1-9                              SEC      9 09S   19E
CODY 2-35R                                   SEC     35 08S   15E
COUNTY LINE FED 1-35                         SEC     35 08S   17E
COUNTY LINE FED 2-35                         SEC     35 08S   17E
COYOTE BASIN #43-12                          SEC     12 08S   24E
COYOTE BASIN 1-12                            SEC     12 08S   24E
COYOTE BASIN FED 13-13                       SEC     13 08S   24E
COYOTE BASIN FED 13-5                        SEC      5 08S   25E
COYOTE BASIN FED 13-7                        SEC      7 08S   25E
COYOTE BASIN FED 21-7                        SEC      7 08S   25E
COYOTE BASIN FED 22-7                        SEC      7 08S   25E
COYOTE BASIN FED 31-7                        SEC      7 08S   25E
COYOTE BASIN FED 33-5                        SEC      5 08S   25E
COYOTE BASIN FED. 12-13                      SEC     13 08S   24E
COYOTE FED 12-5                              SEC      5 08S   25E
COYOTE FED 21-5                              SEC      5 08S   25E
CP FED 06-23                                 SEC     23 09S   16E
CP FED 07-23                                 SEC     23 09S   16E
CP FED 09-23                                 SEC     23 09S   16E
CP FED 12-24                                 SEC     24 09S   16E
DUNCAN D ST #16-5                            SEC     16 09S   17E
EAST RED WASH 1-13                           SEC     13 08S   24E
EAST RED WASH 1-5                            SEC      5 08S   25E

EAST RED WASH 1-6                            SEC      6 08S   25E
EAST RED WASH FED 1-12                       SEC     12 08S   24E
FED #1-18                                    SEC     18 09S   17E
FED #12-9-H                                  SEC      9 09S   17E
FED #14-9H                                   SEC      9 09S   17E
FED #21-8H                                   SEC      8 09S   17E
FED #21-9H                                   SEC      9 09S   17E
FED 11-36-08-17Y                             SEC     36 08S   17E
FED 12-24 (AKA 5-24)                         SEC     24 08S   17E
FED 1-26                                     SEC     26 08S   17E
FED 13-4-9-16                                SEC      4 09S   16E
FED 14-4                                     SEC      4 08S   25E
FED 2-1                                      SEC      1 09S   16E
FED 31-08-09-16                              SEC      8 09S   16E
FED 31-18-9-16                               SEC     18 09S   16E
FED 31-21-9-16Y                              SEC     21 09S   16E
FED 33-10-09-16                              SEC     10 09S   16E
FED 42-18-09-16                              SEC     18 09S   16E
FED 43-10-09-16                              SEC     10 09S   16E
FED 44-06-09-16Y                             SEC      6 09S   16E
FED DMD #17-1                                SEC     17 09S   17E
FED NGC #23-9-H                              SEC      9 09S   17E
FRED MORRIS FED 19-1                         SEC     19 09S   17E
GAVILAN STATE 22-32 SE SE NW                 SEC     32 08S   16E
GETTY 12-1                                   SEC     12 09S   16E
GETTY 7A                                     SEC      7 09S   17E
GETTY 7C                                     SEC      7 09S   17E
GILSONITE ST 01-32                           SEC     32 08S   17E
GILSONITE ST 01A-32                          SEC     32 08S   17E
GILSONITE ST 02-32                           SEC     32 08S   17E
GILSONITE ST 04-32                           SEC     32 08S   17E
GILSONITE ST 05-32                           SEC     32 08S   17E
GILSONITE ST 06-32                           SEC     32 08S   17E
GILSONITE ST 08-32                           SEC     32 08S   17E
GILSONITE ST 10-32                           SEC     32 08S   17E
GILSONITE ST 11-32                           SEC     32 08S   17E
GILSONITE ST 14-32                           SEC     32 08S   17E
GOATES FED #3                                SEC     14 09S   16E
GOATES FED. #1                               SEC     11 09S   16E
GOVERNMENT FOWLER 20-1                       SEC     20 09S   17E
GOVT FEDERAL 31-2                            SEC     31 08S   17E
HANCOCK 11-23-4-1                            SEC     23 04S   01W
HANCOCK 14-23-4-1                            SEC     23 04S   01W
HANCOCK 4-26-4-1                             SEC     26 04S   01W
HARBOUR TOWN FEDERAL 31-30                   SEC     30 08S   17E
HAWKEYE 10-23                                SEC     23 08S   16E

HAWKEYE 14-23                                SEC     23 08S   16E
HAWKEYE 9-23                                 SEC     23 08S   16E
HENDEL FED #1                                SEC      9 09S   19E
HENDEL FED 1-17                              SEC     17 09S   19E
HENDEL FED 3-17                              SEC     17 09S   19E
JONAH 6-7                                    SEC      7 09S   17E
JONAH 7-7                                    SEC      7 09S   17E
JONAH UNIT 8-14-9-16                         SEC     14 09S   16E
LAMBERT FED #1                               SEC     22 08S   16E
MAXUS FED #23-8                              SEC      8 09S   17E
MB 1-14                                      SEC      1 09S   16E
MB 1-23                                      SEC      1 09S   16E
MB 1-34                                      SEC      1 09S   16E
MB 1-43                                      SEC      1 09S   16E
MB FED 01-01                                 SEC      1 09S   16E
MB FED 01-35                                 SEC     35 08S   16E
MB FED 02-25                                 SEC     25 08S   16E
MB FED 02-26                                 SEC     26 08S   16E
MB FED 02-34                                 SEC     34 08S   16E
MB FED 02A-35                                SEC     35 08S   16E
MB FED 03A-35                                SEC     35 08S   16E
MB FED 04-01                                 SEC      1 09S   16E
MB FED 04-25                                 SEC     25 08S   16E
MB FED 04-34                                 SEC     34 08S   16E
MB FED 04A-35R                               SEC     35 08S   16E
MB FED 05-01                                 SEC      1 09S   16E
MB FED 06-01                                 SEC      1 09S   16E
MB FED 06-25                                 SEC     25 08S   16E
MB FED 06-26                                 SEC     26 08S   16E
MB FED 06-34                                 SEC     34 08S   16E
MB FED 06-35                                 SEC     35 08S   16E
MB FED 07-34                                 SEC     34 08S   16E
MB FED 08-25                                 SEC     25 08S   16E
MB FED 08-26                                 SEC     26 08S   16E
MB FED 08-35                                 SEC     35 08S   16E
MB FED 09-34                                 SEC     34 08S   16E
MB FED 10-02                                 SEC      2 09S   16E
MB FED 10-25                                 SEC     25 08S   16E
MB FED 10-26                                 SEC     26 08S   16E
MB FED 10-34                                 SEC     34 08S   16E
MB FED 10-35                                 SEC     35 08S   16E
MB FED 12-24                                 SEC     24 08S   16E
MB FED 12-25                                 SEC     25 08S   16E
MB FED 12-35                                 SEC     35 08S   16E
MB FED 14-21-9-18Y                           SEC     21 09S   18E
MB FED 14-24                                 SEC     24 08S   16E

MB FED 14-25                                 SEC     25 08S   16E
MB FED 14-26                                 SEC     26 08S   16E
MB FED 14-35                                 SEC     35 08S   16E
MB FED 16-23                                 SEC     23 08S   16E
MB FED 16-24                                 SEC     24 08S   16E
MB FED 16-25                                 SEC     25 08S   16E
MB FED 16-26                                 SEC     26 08S   16E
MB FED 16-27                                 SEC     27 08S   16E
MB FED 16-34                                 SEC     34 08S   16E
MB FED 21-13Y                                SEC     13 09S   16E
MB FED 21-25Y                                SEC     25 09S   16E
MB FED 21-9Y                                 SEC      9 09S   16E
MB FED 32-1J                                 SEC      1 09S   16E
MB FED 41-21Y                                SEC     21 09S   16E
MB FED 42-11J                                SEC     11 09S   16E
MB FED NE 4-26                               SEC     26 08S   16E
MB ST 02-36                                  SEC     36 08S   16E
MB ST 03-2                                   SEC      2 09S   16E
MB ST 04-36                                  SEC     36 08S   16E
MB ST 06-36                                  SEC     36 08S   16E
MB ST 08-02                                  SEC      2 09S   16E
MB ST 08-36                                  SEC     36 08S   16E
MB ST 09-02                                  SEC      2 09S   16E
MB ST 09-36I                                 SEC     36 08S   16E
MB ST 10-36                                  SEC     36 08S   16E
MB ST 12-36                                  SEC     36 08S   16E
MB ST 13-36                                  SEC     36 08S   16E
MB ST 14-36                                  SEC     36 08S   16E
MB ST 15-02                                  SEC      2 09S   16E
MB ST 15-36                                  SEC     36 08S   16E
MB ST 16-02                                  SEC      2 09S   16E
MB ST 16-36R                                 SEC     36 08S   16E
MNT FED #23-17B                              SEC     17 09S   17E
MNT ST #23-16B                               SEC     16 09S   17E
MON BUTTE FED #5-24                          SEC     24 08S   16E
MON BUTTE FED #7-23                          SEC     23 08S   16E
MON FED #11-11                               SEC     11 09S   17E
MON FED #11-22                               SEC     22 09S   16E
MON FED #11-9                                SEC      9 09S   16E
MON FED #13-22Y                              SEC     22 08S   17E
MON FED #14-4                                SEC      4 09S   16E
MON FED #22-20                               SEC     20 09S   16E
MON FED #23-22Y                              SEC     22 08S   17E
MON FED #23-7Y                               SEC      7 09S   16E
MON FED #24-17                               SEC     17 09S   16E
MON FED #31-22                               SEC     22 08S   17E

MON FED #31-5                                SEC      5 09S   17E
MON FED #31-6Y                               SEC      6 09S   16E
MON FED #32-22                               SEC     22 08S   17E
MON FED #33-22                               SEC     22 08S   17E
MON FED #33-6Y                               SEC      6 09S   16E
MON FED #41-18Y                              SEC     18 09S   16E
MON FED #41-8                                SEC      8 09S   16E
MON FED #42-6Y                               SEC      6 09S   16E
MON FED #43-19                               SEC     19 09S   18E
MON FED 14-5                                 SEC      5 09S   17E
MON FED 22-12J                               SEC     12 09S   16E
MON FED 23-5J                                SEC      5 09S   17E
MON FED 24-12J                               SEC     12 09S   16E
MON ST 11-2-9-17I                            SEC      2 09S   17E
MON ST 23-2 WSW                              SEC      2 09S   17E
MONUMENT BUTTE FED #8-23                     SEC     23 08S   16E
MONUMENT STATE 32-2                          SEC      2 09S   17E
MORRIS SUE #16-3                             SEC     16 09S   17E
NGC #41-8-H                                  SEC      8 09S   17E
NGC FEDERAL #31-20G                          SEC     20 09S   16E
NINE MILE 10-7                               SEC      7 09S   16E
NINE MILE 15-7                               SEC      7 09S   16E
NINE MILE 2-7                                SEC      7 09S   16E
NINE MILE 3-7                                SEC      7 09S   16E
NINE MILE 4-6                                SEC      6 09S   16E
NINE MILE 4-7                                SEC      7 09S   16E
NINE MILE 5-6                                SEC      6 09S   16E
NINE MILE 6-6                                SEC      6 09S   16E
NINE MILE 6-7                                SEC      7 09S   16E
NINE MILE 7-7                                SEC      7 09S   16E
NINE MILE FEDERAL 12-7-9-16                  SEC      7 09S   16E
NINE MILE FEDERAL 15-6-9-16                  SEC      6 09S   16E
ODEKIRK SPRING #11-36                        SEC     36 08S   17E
ODEKIRK SPRING #14-36                        SEC     36 08S   17E
ODEKIRK SPRING #7-36                         SEC     36 08S   17E
ODEKIRK SPRING 1-36                          SEC     36 08S   17E
ODEKIRK SPRING 2-36-8-17                     SEC     36 08S   17E
ODEKIRK SPRING 3-36                          SEC     36 08S   17E
ODEKIRK SPRING 5-36                          SEC     36 08S   17E
ODEKIRK SPRING 6-36                          SEC     36 08S   17E
ODEKIRK SPRINGS 10-36                        SEC     36 08S   17E
OK CORRAL 01-30                              SEC     30 09S   18E
PAIUTE #14-4                                 SEC      4 09S   17E
PAIUTE FED #34-8                             SEC      8 09S   17E
PAIUTE FED #43-8                             SEC      8 09S   17E
PAR BENCH 2                                  SEC      7 09S   19E

PAR BENCH FED. 14-5                          SEC      5 09S   19E
PAR BENCH FED. 32-6                          SEC      6 09S   19E
PAR BENCH FED. 43-6                          SEC      6 09S   19E
PAR BENCH UNIT 41-7                          SEC      7 09S   19E
PARIETTE DRAW 8-22                           SEC     22 08S   17E
PARIETTE FED 08-23                           SEC     23 08S   17E
PARIETTE FED 09-23                           SEC     23 08S   17E
PARIETTE FED 13-24                           SEC     24 08S   17E
PARIETTE FED 14-24                           SEC     24 08S   17E
PARIETTE FED 23-24                           SEC     24 08S   17E
PARIETTE FED 24-24                           SEC     24 08S   17E
PARIETTE FED 34-24                           SEC     24 08S   17E
PLEASANT VALLEY FED 32-29                    SEC     29 09S   18E
PLEASANT VALLEY FED 41-30                    SEC     30 09S   17E
PLEASANT VALLEY ST 31-32                     SEC     32 08S   18E
PLEASANT VALLEY UNIT #15-9                   SEC      9 09S   17E
PLEASANT VALLEY UNIT #7-9                    SEC      9 09S   17E
PLSNT VLY #12-8H                             SEC      8 09S   17E
PLSNT VLY #24-15H                            SEC     15 09S   17E
PLSNT VLY FED  #41-29                        SEC     29 09S   18E
PLSNT VLY FED #13-15H                        SEC     15 09S   17E
PLSNT VLY FED #14-15H                        SEC     15 09S   17E
PLSNT VLY FED #31R-9H                        SEC      9 09S   17E
PLSNT VLY FED #32-8H                         SEC      8 09S   17E
POMCO #2                                     SEC     18 09S   17E
POMCO #4                                     SEC     17 09S   17E
PREWITT 09-24                                SEC     24 04S   02W
PREWITT 10-24                                SEC     24 04S   02W
PTS 12-33                                    SEC     33 08S   17E
PTS FED 01-31                                SEC     31 08S   17E
PTS FED 01-33                                SEC     33 08S   17E
PTS FED 02-28                                SEC     28 08S   17E
PTS FED 02-31                                SEC     31 08S   17E
PTS FED 02-33                                SEC     33 08S   17E
PTS FED 03-31                                SEC     31 08S   17E
PTS FED 04-28                                SEC     28 08S   17E
PTS FED 04-30                                SEC     30 08S   17E
PTS FED 04-31                                SEC     31 08S   17E
PTS FED 04-33                                SEC     33 08S   17E
PTS FED 05-31                                SEC     31 08S   17E
PTS FED 05-33                                SEC     33 08S   17E
PTS FED 06-28                                SEC     28 08S   17E
PTS FED 06-31                                SEC     31 08S   17E
PTS FED 06-33                                SEC     33 08S   17E
PTS FED 07-28                                SEC     28 08S   17E
PTS FED 07-31                                SEC     31 08S   17E

PTS FED 07-33                                SEC     33 08S   17E
PTS FED 08-28                                SEC     28 08S   17E
PTS FED 08-29                                SEC     29 08S   17E
PTS FED 08-30                                SEC     30 08S   17E
PTS FED 08-31                                SEC     31 08S   17E
PTS FED 09-29                                SEC     29 08S   17E
PTS FED 09-31                                SEC     31 08S   17E
PTS FED 10-28                                SEC     28 08S   17E
PTS FED 10-30                                SEC     30 08S   17E
PTS FED 11-28                                SEC     28 08S   17E
PTS FED 12-29                                SEC     29 08S   17E
PTS FED 12-30                                SEC     30 08S   17E
PTS FED 13-28                                SEC     28 08S   17E
PTS FED 13-29                                SEC     29 08S   17E
PTS FED 13-30                                SEC     30 08S   17E
PTS FED 14-28                                SEC     28 08S   17E
PTS FED 14-29                                SEC     29 08S   17E
PTS FED 14-30                                SEC     30 08S   17E
PTS FED 16-29                                SEC     29 08S   17E
PTS FED 16-30                                SEC     30 08S   17E
PV FED NO. 1 (RE-ENTRY)                      SEC     21 08S   16E
ROSELAND FED 44-31                           SEC     31 08S   16E
S. PLEASANT VALLEY 10-15                     SEC     15 09S   17E
S. PLEASANT VALLEY 2-22-9-17                 SEC     22 09S   17E
S. PLEASANT VALLEY 4-15                      SEC     15 09S   17E
S. PLEASANT VALLEY 6-15-9-17                 SEC     15 09S   17E
S. PLEASANT VALLEY FED 3-22-9-17             SEC     22 09S   17E
S. WELLS DRAW 11-10                          SEC     10 09S   16E
S. WELLS DRAW 12-10-9-16                     SEC     10 09S   16E
S. WELLS DRAW 13-10-9-16                     SEC     10 09S   16E
S. WELLS DRAW 16-9-9-16                      SEC      9 09S   16E
S. WELLS DRAW 2-10-9-16                      SEC     10 09S   16E
S. WELLS DRAW 5-10-9-16                      SEC     10 09S   16E
S. WELLS DRAW 7-10-9-16                      SEC     10 09S   16E
S. WELLS DRAW 9-9-9-16                       SEC      9 09S   16E
SO WELLS DRAW #10-4                          SEC      4 09S   16E
SO WELLS DRAW #4-3                           SEC      3 09S   16E
SO WELLS DRAW #6-10                          SEC     10 09S   16E
SO WELLS DRAW 09S-16E-04-14                  SEC      4 09S   16E
SO. WELLS DRAW #11-2                         SEC      2 09S   16E
SO. WELLS DRAW #14-2                         SEC      2 09S   16E
SO. WELLS DRAW #16-4                         SEC      4 09S   16E
SOUTH WELLS DRAW #11-4                       SEC      4 09S   16E
SOUTH WELLS DRAW #12-3                       SEC      3 09S   16E
SOUTH WELLS DRAW 9-4-9-16                    SEC      4 09S   16E
SPV 02-20                                    SEC     20 09S   17E

SPV FED 01-21                                SEC     21 09S   17E
SPV FED 04-22                                SEC     22 09S   17E
SQUAWS CROSSING FED #1-5                     SEC      5 09S   18E
STATE #1-16                                  SEC     16 09S   17E
STATE #16-2                                  SEC     16 09S   17E
STATE #23-32 SE NE SW                        SEC     32 08S   16E
STATE 13-32 NW SW                            SEC     32 08S   16E
STATE 24-32 NE SE SW                         SEC     32 08S   16E
STATE 33-32 NW SE                            SEC     32 08S   16E
SUNDANCE ST 03-32                            SEC     32 08S   18E
SUNDANCE ST 05-32                            SEC     32 08S   18E
TAR SANDS #2-29                              SEC     29 08S   17E
TAR SANDS #3-29                              SEC     29 08S   17E
TAR SANDS #4-29                              SEC     29 08S   17E
TAR SANDS FED 11-33                          SEC     33 08S   17E
TAR SANDS FEDERAL 10-33                      SEC     33 08S   17E
TAR SANDS FEDERAL 15-29-8-17                 SEC     29 08S   17E
TAR SANDS FEDERAL 15-33                      SEC     33 08S   17E
TAR SANDS FEDERAL 5-29-8-17                  SEC     29 08S   17E
TAR SANDS FEDERAL 6-29-8-17                  SEC     29 08S   17E
TRAVIS 16-28                                 SEC     28 08S   16E
TRAVIS FED 02-33                             SEC     33 08S   16E
TRAVIS FED 06-33                             SEC     33 08S   16E
TRAVIS FED 08-33                             SEC     33 08S   16E
TRAVIS FED 10-28                             SEC     28 08S   16E
TRAVIS FED 14-28                             SEC     28 08S   16E
TRAVIS FED 14A-28                            SEC     28 08S   16E
TRAVIS FED 15-28I                            SEC     28 08S   16E
TXO FED 1                                    SEC      5 08S   25E
TXO FED 2                                    SEC      5 08S   25E
WALTON FED 1                                 SEC     11 09S   16E
WALTON FED 4                                 SEC     11 09S   16E
WALTON FED. #2                               SEC     14 09S   16E
WD FED #11-5                                 SEC      5 09S   16E
WD FED 11-4-G                                SEC      4 09S   16E
WD FED 13-33-B                               SEC     33 08S   16E
WD FED 13-34-B                               SEC     34 08S   16E
WD FED 1-4                                   SEC      4 09S   16E
WD FED 22-5-G                                SEC      5 09S   16E
WD FED 23-33-B                               SEC     33 08S   16E
WD FED 23-5-G                                SEC      5 09S   16E
WD FED 24-33-B                               SEC     33 08S   16E
WD FED 31-4-G                                SEC      4 09S   16E
WD FED 31-5-G                                SEC      5 09S   16E
WD FED 33-33-B                               SEC     33 08S   16E
WD FED 3-33I                                 SEC     33 08S   16E

WD FED 42-4                                  SEC      4 09S   16E
WD FED 44-33-B                               SEC     33 08S   16E
WD FED 6-4                                   SEC      4 09S   16E
WD FED 7-4                                   SEC      4 09S   16E
WD SO. 05-03                                 SEC      3 09S   16E
WELLS DRAW 07-36                             SEC     36 08S   15E
WELLS DRAW UNIT 15-32                        SEC     32 08S   16E
WELLS DRAW UNIT 16-32                        SEC     32 08S   16E
WELLS DRAW UNIT 9-32                         SEC     32 08S   16E
WELLS DRAW UNIT 9S-16E-5-10                  SEC      5 09S   16E
WELLS DRAW UNIT 9S-16E-5-8                   SEC      5 09S   16E
08S-16E-23-01                                SEC     23 08S   16E
08S-16E-23-02                                SEC     23 08S   16E
08S-16E-23-03                                SEC     23 08S   16E
08S-16E-24-04                                SEC     24 08S   16E
08S-17E-28-15                                SEC     28 08S   17E
08S-17E-28-16                                SEC     28 08S   17E
09S-16E-04-15                                SEC      4 09S   16E




   And any yet to be defined and/or drilled wells that would fall within the boundaries as described in section 1 of this contract.

                                  ATTACHMENT C

                          BIG WEST OIL, LLC #P-250-0101

                               GENERAL PROVISIONS

MEASUREMENTS AND TESTS:

All measurements hereunder shall represent 100% volume, consisting of United States barrels of 42 gallons, the quantity and gravity of which will be adjusted to 600 Fahrenheit temperature. Procedures for measuring and testing except for delivery through ASTM approved meters, shall be computed in accordance with the ASTM published methods then in effect. Procedures for such meter type deliveries shall be in accordance with the ASME-API published methods then in effect. The material delivered hereunder shall be merchantable and acceptable to the carriers involved but shall not exceed one percent (1.0%) BS & W, of which the free water content should not exceed two-tenths of one percent (0.2%), and full deduction shall be made for all BS & W content according to the ASTM Standard Method then in effect. Should either party hereto fail to have a representative present during such measuring and testing, the measurement and tests of the other party shall be accepted.

WARRANTY:

Seller warrants title to or right to sell all such material sold and delivered hereunder, and covenants that all such material shall be free and clear of all taxes, liens, encumbrances, and other charges, and that all royalties due on the production thereof shall have been paid when due and that the same was produced in compliance with applicable laws and regulations, state and federal, including the Fair Labor Standards Act of 1938, as amended. Seller indemnifies Buyer against any damages, losses or expenses which Buyer may suffer due to the breach of this warranty and covenant, including but not limited to reasonable attorneys fees which may be incurred in connection therewith. If Buyer has notice of any defect in title or breach of warranty or covenant, Buyer may terminate this agreement after giving written notice specifying the alleged defect or breach if Seller has not cured such default within 30 days after receipt of such written notice or may withhold in escrow, subject to payment as the parties or a court may later direct, all or any part of the funds due hereunder.

NOTICE - CONTAMINANTS:

Because of the damage caused to refinery equipment, Big West Oil, LLC will not accept crude oil containing either chlorinated hydrocarbons, such as, but not limited to: carbon tetrachloride, decloreothane, trichloroethylene, tetrachlorethylene, and 1,1,1, trichloroethane or oxygenated hydrocarbons such as but not limited to: isopropyl alcohol, acetone, and glycol's. Any seller who delivers crude oil to Big West Oil, LLC containing such contaminants will be held liable for all damages, including consequential damages resulting from that delivery.

FORCE MAJEURE:

Either party hereto shall be relieved from liability for failure to deliver or receive all such material thereunder for the time and to the extent such failure is occasioned by war, fire, explosion, riots, strikes or other industrial disturbances, acts of God, governmental regulations, disruption or breakdown of production or transportation facilities, delays of pipeline carrier in receiving and delivering all such material tendered, or by any other cause whether similar or not, reasonably beyond the control of such party.